UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2009
VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Science Park, New Haven, CT	06511

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 14, 2009, Vion Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it had received a complete response letter from the U.S. Food and Drug Administration (“FDA”) related to its New Drug Application (“NDA”) for Onrigin™ (laromustine) injection submitted in February 2009. The letter indicated that the FDA cannot approve the Company’s NDA in its present form and provided recommendations to address remaining issues.
The Company also announced that it had terminated its agreement with Merriman Curhan Ford & Co. and that it had retained Roth Capital Partners, LLC as its advisor to assist the Company as it continues to evaluate its strategic alternatives.
A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated December 14, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: December 16, 2009	By:	/s/ Howard B. Johnson
		Name:	Howard B. Johnson
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release dated December 14, 2009